================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 13, 2001.


                                DBS HOLDINGS INC.
             (Exact name of Registrant as specified in its charter)


           Nevada                       0-30453                      N/A
----------------------------       ------------------        -------------------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


1 - 8765 Ash Street, Vancouver, B.C. Canada                         V6P 6T3
-------------------------------------------                     ----------------
  (Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code (604) 301-9545


================================================================================

ITEM 7.  FINANCIAL STATEMENTS

         On May 30, 2001, the Company filed a Form 8-K, which described the change in control of the Company and the acquisition of M-I Vascular Innovations, Inc. ("MIV"). In addition, the Form 8-K outlined the details of the Stock Exchange and finance Agreement dated April 25, 2001, among the Company, MIV and certain MIV shareholders. This agreement closed effective May 15, 2001. On June 13, 2001, the Company filed an Annual report on Form 10-KSB, but did not disclose the audited financial statements of MIV, as its audit was not completed. This Form 8-K is therefore an amendment to the Form 8-K filed May 30, 2001.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DBS HOLDINGS INC.



Date: November 28, 2001                 Per: /s/ Alan P. Lindsay
                                        ----------------------------------------
                                        Name:  Alan P. Lindsay
                                        Title: President & CEO

August 3, 2000
(except for note 11(ii), which is as of November 10, 2000
and note 6, which is as of November 14, 2001)


REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
M-I VASCULAR INNOVATIONS, INC.

We have audited the restated consolidated balance sheets of M-I VASCULAR INNOVATIONS, INC. (a development stage company) as at May 31, 2000 and 1999 and the restated consolidated statements of operations, changes in stockholders' equity and cash flows for the year ended May 31, 2000 and for the period from January 20, 1999 (date of incorporation) to May 31, 1999. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these consolidated financial statements, after the restatement described in note 6, present fairly, in all material respects, the financial position of the company as at May 31, 2000 and 1999 and the results of its operations and its cash flows for the year ended May 31, 2000, for the period from January 20, 1999 (date of incorporation) to May 31, 1999 and, cumulatively, for the period from January 20, 1999 to May 31, 2000 in accordance with generally accepted accounting principles in the United States.

As discussed in note 6 to the accompanying consolidated financial statements, the company also restated the consolidated financial statements to appropriately reflect certain capital transactions in accordance with generally accepted accounting principles in the United States.

The accompanying consolidated financial statements have been prepared assuming that the company will continue as a going concern. As discussed in note 2 to the consolidated financial statements, the company has suffered losses from operations that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ PricewaterhouseCoopers LLP


CHARTERED ACCOUNTANTS

Vancouver, Canada


                                     F-1-1

M-I VASCULAR INNOVATIONS, INC.
(a development stage company)
Consolidated Balance Sheets
AS AT MAY 31, 2000 AND 1999

(expressed in US dollars)

                                                                2000              1999
                                                                   $                 $
                                                       (As restated-     (As restated-
                                                             note 6)           note 6)
                                                       -------------     -------------
ASSETS

CURRENT ASSETS
Cash and cash equivalents                                    587,256          792,412
Prepaid expenses and deposits (note 5)                        29,348           13,425
                                                          ----------         --------
                                                             616,604          805,837
PLANT AND EQUIPMENT - net (note 5)                           139,972               --
DEFERRED FINANCING COSTS (note 5)                             62,100               --
                                                          ----------         --------
                                                             818,676          805,837
                                                          ==========         ========
LIABILITIES

CURRENT LIABILITIES
Accounts payable and accrued liabilities (note 5)             88,060            6,662
                                                          ----------         --------
STOCKHOLDERS' EQUITY

COMMON STOCK
Authorized
25,000,000 common shares with a par value of $.001

Issued and outstanding
13,564,990 (1999 - 12,217,140) common shares                  13,565           12,217
OTHER CAPITAL ACCOUNTS                                     2,499,818          966,502
DEFICIT ACCUMULATED DURING THE DEVELOPMENT STAGE          (1,782,036)        (179,544)
ACCUMULATED OTHER COMPREHENSIVE INCOME                          (731)              --
                                                          ----------         --------
                                                             730,616          799,175
                                                          ----------         --------
                                                             818,676          805,837
                                                          ==========         ========
GOING  CONCERN (note 2)

COMMITMENTS (note 8)

SUBSEQUENT EVENTS (note 11)



APPROVED BY THE BOARD OF DIRECTORS



            "Alan Lindsay"                           "Wilfred Jeffries"
-------------------------------------      -------------------------------------
               Director                                   Director


The accompanying notes are an integral part of these consolidated financial statements.


                                     F-1-2

M-I VASCULAR INNOVATIONS, INC.
(a development stage company)
Consolidated Statements of Operations

(expressed in US dollars)

                                                                   PERIOD FROM           CUMULATIVE
                                                              JANUARY 20, 1999     JANUARY 20, 1999
                                                                      (DATE OF             (DATE OF
                                               YEAR ENDED       INCORPORATION)       INCORPORATION)
                                                  MAY 31,           TO MAY 31,           TO MAY 31,
                                                     2000                 1999                 2000
                                                        $                    $                    $
                                            (As restated-        (As restated-        (As restated-
                                                  note 6)              note 6)              note 6)
                                            -------------     ----------------     ----------------
EXPENSES
General and administrative                        993,690              112,401            1,106,091
Research and development                          601,615               67,926              669,541
Depreciation                                       25,276                   --               25,276
                                               ----------           ----------           ----------

LOSS FROM OPERATIONS                            1,620,581              180,327            1,800,908

INTEREST INCOME                                   (18,089)                (783)             (18,872)
                                               ----------           ----------           ----------

LOSS FOR THE PERIOD                             1,602,492              179,544            1,782,036
                                               ----------           ----------           ----------

BASIC AND FULLY DILUTED LOSS PER SHARE              (0.13)               (0.02)
                                               ----------           ----------

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
  USED TO COMPUTE BASIC AND FULLY DILUTED
  LOSS PER SHARE                               12,762,934            7,790,346
                                               ==========           ==========


The accompanying notes are an integral part of these consolidated financial statements.


                                     F-1-3

M-I VASCULAR INNOVATIONS, INC.
(a development stage company)
Consolidated Statements of Changes in Stockholders' Equity

(expressed in US dollars)

                                                                                                   ACCUMU-      DEFICIT
                                                                                                     LATED      ACCUMU-
                                        COMMON STOCK                      OTHER CAPITAL ACCOUNTS     OTHER        LATED
                                  ------------------   -----------------------------------------   COMPRE-   DURING THE       TOTAL
                                                                      PAID  DEFERRED   SUBSCRIP-   HENSIVE     DEVELOP-      STOCK-
                                                                        IN   COMPEN-       TIONS    INCOME         MENT    HOLDERS'
                                                       WARRANTS    CAPITAL    SATION    RECEIVED    (LOSS)        STAGE      EQUITY
                                  ADDITIONAL                  $          $         $           $         $            $           $
                                      NUMBER     PAR        (As        (As       (As         (As       (As          (As         (As
                                          OF   VALUE   restated   restated  restated    restated  restated     restated    restated
                                      SHARES       $   -note 6)   -note 6)  -note 6)    -note 6)  -note 6)     -note 6)    -note 6)
                                  ----------  ------   --------  ---------  --------   ---------  --------   ----------  ----------
BALANCE - JANUARY 20, 1999
   (date of incorporation)                 1      --         --         --        --        --         --            --          --
Issuance of common stock to
   founders                       10,467,000  10,467         --         --        --        --         --            --      10,467
Issuance of common stock at
   $0.55 per share in a private
   placement, net of share
   issuance costs of $40,000
   on the following dates:
   April 7, 1999                     972,775     973         --    511,820        --        --         --            --     512,793
   May 19, 1999                      777,364     777         --    409,006        --        --         --            --     409,783
Shares issuable pursuant to
   anti-dilution provision
   (note 6)                               --      --         --         --        --    45,676         --            --      45,676
Comprehensive loss
Loss for the period                       --      --         --         --        --        --         --      (179,544)   (179,544)
                                  ----------  ------    -------  ---------   -------   -------       ----    ----------  ----------
Total comprehensive loss                  --      --         --         --        --        --         --      (179,544)   (179,544)
                                  ----------  ------    -------  ---------   -------   -------       ----    ----------  ----------
BALANCE - MAY 31, 1999            12,217,140  12,217         --    920,826        --    45,676         --      (179,544)    799,175
Issuance of common stock
   and warrants at $1 per
   share in a private
   placement, net of share
   issuance costs of $36,165
   of which $7,350 was paid
   by common stock on
   January 12, 2000                  203,350     203     61,544    103,130        --        --         --            --     164,877
Issuance of common stock to
   founders for services on
   March 20, 2000 (note 6)           420,000     420         --    287,700        --        --         --            --     288,120
Issuance of common stock
   and warrants at $1 per unit
   in a private placement, net
   of share issuance costs of
   $95,657 on March 20,
   2000                              625,000     625    196,250    332,468        --        --         --            --     529,343
Issuance of common stock in
   settlement of an agreement
   on March 20, 2000 (note 6)         99,500     100         --     68,157        --        --         --            --      68,257
Subscriptions received for the
   issuance of common stock
   and warrants at $1 per unit
   in a private placement, net
   of share issuance costs of
   $20,000 completed
   subsequent to year end
   (note 11(i))                           --      --         --         --        --   249,800         --            --     249,800
Shares issuable pursuant to
   anti-dilution provision
   (note 6)                               --      --         --         --        --   210,487         --            --     210,487
Stock option grants                       --      --         --     54,600   (54,600)       --         --            --          --
Amortization of stock-based
   compensation                           --      --         --         --    23,780        --         --            --      23,780
Comprehensive loss
   Loss for the period                    --      --         --         --        --        --         --    (1,602,492) (1,602,492)
   Other comprehensive
      income foreign currency
      translation adjustment              --      --         --         --        --        --       (731)           --        (731)
                                  ----------  ------    -------  ---------   -------   -------       ----    ----------  ----------
Total comprehensive loss                  --      --         --         --        --        --       (731)   (1,602,492) (1,603,223)
                                  ----------  ------    -------  ---------   -------   -------       ----    ----------  ----------
BALANCE - MAY 31, 2000            13,564,990  13,565    257,794  1,766,881   (30,820)  505,963       (731)   (1,782,036)    730,616
                                  ==========  ======    =======  =========   =======   =======       ====    ==========  ==========



The accompanying notes are an integral part of these consolidated financial statements.


                                     F-1-4

M-I VASCULAR INNOVATIONS, INC.
(a development stage company)
Consolidated Statements of Cash Flows

(expressed in US dollars)

                                                                              PERIOD FROM         CUMULATIVE
                                                                         JANUARY 20, 1999   JANUARY 20, 1999
                                                                                 (DATE OF           (DATE OF
                                                            YEAR ENDED     INCORPORATION)     INCORPORATION)
                                                               MAY 31,         TO MAY 31,         TO MAY 31,
                                                                  2000               1999               2000
                                                                     $                  $                  $
                                                         (As restated-      (As restated-      (As restated-
                                                               note 6)            note 6)            note 6)
                                                         -------------   ----------------   ----------------
CASH FLOWS FROM OPERATING ACTIVITIES
Loss for the period                                        (1,602,492)          (179,544)        (1,782,036)
Adjustments to reconcile loss for the period to net
   cash used in operating activities
      Stock-based compensation                                633,176             45,676            678,852
      Depreciation                                             25,276                 --             25,276
Changes in non-cash working capital
   Prepaid expenses and deposits                              (16,281)           (13,425)           (29,706)
   Accounts payable and accrued liabilities                    39,442              6,662             46,104
                                                             --------           --------         ----------
                                                             (920,879)          (140,631)        (1,061,510)
                                                             --------           --------         ----------
CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of common stock and warrants for cash,
   less share issuance costs                                  950,675            933,043          1,883,718
Deferred financing costs                                      (62,100)                --            (62,100)
                                                             --------           --------         ----------
                                                              888,575            933,043          1,821,618
                                                             --------           --------         ----------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of plant and equipment                             (168,862)                --           (168,862)
                                                             --------           --------         ----------
FOREIGN EXCHANGE EFFECT ON CASH                                (3,990)                --             (3,990)

NET (DECREASE) INCREASE IN CASH AND
   CASH EQUIVALENTS                                          (205,156)           792,412            587,256

CASH AND CASH EQUIVALENTS -
   BEGINNING OF PERIOD                                        792,412                 --                 --
                                                             --------           --------         ----------
CASH AND CASH EQUIVALENTS - END OF PERIOD                     587,256            792,412            587,256
                                                             ========           ========         ==========


The accompanying notes are an integral part of these consolidated financial statements.


                                     F-1-5

M-I VASCULAR INNOVATIONS, INC.
(a development stage company)
Notes to Consolidated Financial Statements
MAY 31, 2000 AND 1999

(expressed in US dollars)


1    ORGANIZATION

     M-I Vascular Innovations, Inc. (the company) was incorporated in the State of Delaware on January 20, 1999 for the purpose of developing alternative stent technologies.

     Upon the formation of the company, 10,467,000 common shares were issued to the founders for nominal consideration by resolution on March 16, 1999. The founders shares are subject to the Founders Agreement, dated March 16, 1999, which granted one of the founders an anti-dilution provision at 25% until $2,000,000 of equity financing was raised as this founder was to contribute to technical personnel. The Founders Agreement terminates on the earlier of March 16, 2002 or one day prior to either of the filing of a prospectus or listing of the company. Subsequent to May 31, 2000, the company has commenced court proceedings against this same founder, seeking transfer or cancellation of his founders shares claiming breach of fiduciary duty and breach of the Founders Agreement for his refusal to contribute founders shares to technical staff.

     The company entered into a transaction by agreement dated September 9, 1999 (effective January 19, 1999) to acquire MIVI Technologies Inc. (MIVI) in consideration of a royalty for the single stent product, and derivatives, transferred with MIVI. MIVI held the rights to a single stent technology which was subsequently discontinued after animal testing, as the company determined that the technology was no longer competitive and such stent technology is no longer being developed by the company (notes 8 and 11(ii)). The company has internally developed new laser cut stent technology which constitutes the company's business and is presently in animal trials at the Mayo Clinic.


2    GOING CONCERN

     Since inception, the company has suffered recurring losses and net cash outflows from operations. The company expects to continue to incur substantial losses to complete the development and testing of its vascular support products, and does not expect to complete the development stage and begin commercialization of its products in the foreseeable future. Since its inception, the company has funded operations through common stock issuances in order to meet its strategic objectives. Management believes that sufficient funding will be available to meet its business objectives including anticipated cash needs for working capital, for a reasonable period of time. However, there can be no assurance that the company will be able to obtain sufficient funds to continue the development of, and if successful, to commence the manufacture and sale of its products under development, if and when approved by the applicable regulatory agencies. As a result of the foregoing, there exists substantial doubt about the company's ability to continue as a going concern. These consolidated financial statements do not include any adjustments relating to the recoverability of the carrying amounts of recorded assets or the amount of liabilities that might result from the outcome of this uncertainty. For details of funding received subsequent to year-end refer to note 11(i).


                                     F-1-6

M-I VASCULAR INNOVATIONS, INC.
(a development stage company)
Notes to Consolidated Financial Statements
MAY 31, 2000 AND 1999

(expressed in US dollars)


3    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     PRINCIPLES OF CONSOLIDATION

     The accompanying consolidated financial statements include the accounts of the company and its wholly owned subsidiary, MIVI Technologies Inc. All significant intercompany transactions and balances have been eliminated.


     BASIS OF PRESENTATION

     These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States.


     DEVELOPMENT STAGE COMPANY

     The accompanying consolidated financial statements have been prepared in accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 7, "Accounting and Reporting by Development Stage Enterprises".


     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.


     CASH AND CASH EQUIVALENTS

     Cash and cash equivalents consists of cash on deposit and highly liquid short-term interest bearing securities with a maturity at the date of purchase of three months or less.


     PLANT AND EQUIPMENT

     Plant and equipment are stated at cost less accumulated depreciation. Depreciation is recorded on a straight-line basis over the estimated life of plant and equipment as follows:

          Furniture and fixtures                          5 years
          Computer equipment                              3 years
          Laboratory equipment                            5 years
          Leasehold improvements                          3 years


                                     F-1-7

M-I VASCULAR INNOVATIONS, INC.
(a development stage company)
Notes to Consolidated Financial Statements
MAY 31, 2000 AND 1999

(expressed in US dollars)


     IMPAIRMENT OF LONG LIVED ASSETS

     The company reviews the carrying amount of long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. The determination of any impairment would include a comparison of the estimated future operating cash flows anticipated to be generated during the remaining life to the net carrying value of the asset. If an impairment exists, the carrying value is written down to the fair value of the asset.


     RESEARCH AND DEVELOPMENT COSTS

     Expenditures for research and development are expensed as incurred.


     INCOME TAXES

     Income taxes are accounted for under the asset and liability method prescribed by SFAS No. 109, "Accounting for Income Taxes". Deferred income taxes are recorded for temporary differences between financial statement carrying amounts and the tax basis of assets and liabilities. Deferred tax assets and liabilities reflect the tax rates expected to be in effect for the years in which the differences are expected to reverse. A valuation allowance is provided if it is more likely than not that some or all of the deferred tax asset will not be realized.


     FOREIGN CURRENCY TRANSLATION

     The company's functional currency is the Canadian dollar. The financial statements are translated to United States dollars using the period-end exchange rate for assets and liabilities and weighted-average exchange rates for the period for revenues and expenses. Translation gains and losses are deferred and accumulated as a component of other comprehensive income in shareholders' equity. Net gains and losses resulting from foreign exchange transactions are included in the statement of operations.


     STOCK-BASED COMPENSATION

     The company accounts for stock-based employee compensation arrangements in accordance with the provisions of Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees", (APB No. 25) and complies with the disclosure provisions of SFAS No. 123, "Accounting for Stock-Based Compensation" (SFAS No. 123). Under APB No. 25, compensation expense is recognized based on the difference, if any, on the date of grant between the estimated fair value of the company's stock and the amount an employee must pay to acquire the stock. Compensation expense is recognized immediately for past services and rateably for future services over the option vesting period.

     The company accounts for equity instruments issued in exchange for the receipt of goods or services from other than employees in accordance with SFAS No. 123 and the conclusions reached by the Emerging Issues Task Force in Issue No. 96-18, "Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring or in Conjunction with Selling, Goods or Services" (EITF No. 96-18). Costs are measured at the estimated fair market value of the consideration received or the estimated fair value of the equity instruments issued, whichever is more reliably measurable. The value of equity instruments issued for consideration other


                                     F-1-8

M-I VASCULAR INNOVATIONS, INC.
(a development stage company)
Notes to Consolidated Financial Statements
MAY 31, 2000 AND 1999

(expressed in US dollars)


     than employee services is determined on the earlier of a performance commitment or completion of performance by the provider of goods or services as defined by EITF No. 96-18.


     LOSS PER SHARE

     Basic loss per share is computed by dividing loss for the period by the weighted average number of common shares outstanding for the period. Fully diluted loss per share reflects the potential dilution of securities by including other potential common stock, including stock options and warrants, in the weighted average number of common shares outstanding for a period, if dilutive. The stock options and warrants have not been included in the computation of fully diluted earnings per share as their effect is anti-dilutive.


     COMPREHENSIVE LOSS

     The company has adopted SFAS No. 130, "Reporting Comprehensive Income". Other comprehensive loss, which currently includes only foreign currency translation adjustments, is shown in the consolidated statement of changes in stockholders' equity.


     RECENT ACCOUNTING PRONOUNCEMENTS

     The company adopted the American Institute of Certified Public Accountants' Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities" (SOP 98-5) effective January 1, 1999. SOP 98-5 requires that all start-up costs be expensed and that the effect of adopting SOP 98-5 be reported as the cumulative effect of a change in accounting principle. The adoption of SOP 98-5 did not have a material impact on the company's financial statements.

     In June 1998, the FASB issued Statement No. 133 "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). SFAS No. 133 establishes accounting and reporting standards for derivative instruments, embedded in other contracts, and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. The accounting for changes in fair value of the derivative depends on the intended use of the derivative and the resulting designation. The company does not expect that the adoption of SFAS No. 133 will have a material impact on its financial statements.

     In March 2000, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 44, Accounting for Certain Transactions Involving Stock Compensation - an interpretation of APB Opinion No. 25 (FIN No. 44) which clarifies the application of APB No. 25 for certain issues. The company has adopted FIN No. 44 for the year ended May 31, 2000.


     CONCENTRATION OF CREDIT RISK

     Financial instruments that potentially subject the company to a significant concentration of credit risk consist primarily of cash and cash equivalents which are not collateralized. The company limits its exposure to credit loss by placing its cash and cash equivalents with high credit quality financial institutions.


                                     F-1-9

M-I VASCULAR INNOVATIONS, INC.
(a development stage company)
Notes to Consolidated Financial Statements
MAY 31, 2000 AND 1999

(expressed in US dollars)


     FINANCIAL INSTRUMENTS


     The carrying values of cash and cash equivalents, deposits and accounts payable and accrued liabilities approximate their fair values.


4    SUPPLEMENTAL CASH FLOW INFORMATION

                                                                                2000             1999
                                                                                   $                $
                                                                       (As restated-    (As restated-
                                                                             note 6)          note 6)
                                                                       -------------    -------------
     Cash paid for income taxes                                                   --               --
     Cash paid for interest                                                       --               --
     Supplemental non-cash investing and financing activities
      Issuance of common stock in settlement of agreement (note 6)            68,257               --
      Issuance of common stock for services                                  288,120               --
      Shares issuable pursuant to anti-dilution provision (note 6)           210,487           45,676






5    BALANCE SHEET COMPONENTS

     PREPAID EXPENSES AND DEPOSITS

     Prepaid expenses and deposits consist of the following:

                                                          2000             1999
                                                             $                $
                                                        ------           ------
     Lease deposit                                      13,425           13,425
     Prepaid consulting (note 9)                        11,000               --
     Other                                               4,923               --
                                                        ------           ------
                                                        29,348           13,425
                                                        ======           ======


                                     F-1-10

M-I VASCULAR INNOVATIONS, INC.
(a development stage company)
Notes to Consolidated Financial Statements
MAY 31, 2000 AND 1999

(expressed in US dollars)


     PLANT AND EQUIPMENT

     Plant and equipment consist of the following:

                                                                           2000
                                           ------------------------------------
                                                        ACCUMULATED
                                              COST     DEPRECIATION         NET
                                                 $                $           $
                                           -------     ------------     -------
     Furniture and fixtures                  8,839              884       7,955
     Computer equipment                     67,320           11,219      56,101
     Laboratory equipment                   71,095            7,110      63,985
     Leasehold improvements                 17,897            5,966      11,931
                                           -------          -------     -------
                                           165,151           25,179     139,972
                                           =======           ======     =======


     There was no plant and equipment as at May 31, 1999.


     DEFERRED FINANCING COSTS

     Deferred financing costs consist of costs paid prior to year end in connection with a private placement completed after May 31, 2000 (note 11(i)).


     ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

                                                                2000       1999
                                                                   $          $
                                                       (As restated-
                                                             note 6)
                                                       -------------     ------
     Accrued salaries and wages                                8,130         --
     Trade accounts payable                                   37,398      6,662
     Subscription payable (note 6)                            42,532         --
                                                              ------     ------
                                                              88,060      6,662
                                                              ======     ======


6    COMMON STOCK

     Authorized capital stock consists of 25,000,000 common shares at a par value of $0.001 per share.

     One of the founding shareholders has anti-dilution protection preventing his ownership interest from falling below 25%. This 25% anti-dilution provision is effective until the earlier of March 31, 2002 or on raising $2,000,000 in equity financing or the common shares of the company becoming publicly traded (note 11(ii)).


                                     F-1-11

M-I VASCULAR INNOVATIONS, INC.
(a development stage company)
Notes to Consolidated Financial Statements
MAY 31, 2000 AND 1999

(expressed in US dollars)


     The anti-dilution protection was provided to the founding shareholder to compensate him for services rendered to the company. Accordingly, the company has recorded the fair value of the common stock as an expense and as common stock issuable.

     The following share amounts have been recorded as expenses and as common stock issuable in other capital accounts:

                                                    ADDITIONAL
                                                        SHARES        FAIR VALUE
                                                      ISSUABLE                 $
                                                 (As restated)     (As restated)
                                                 -------------     -------------
     Year ended May 31, 1999                            83,047            45,676
                May 31, 2000                           306,833           210,487
                                                       -------           -------
                                                       389,880           256,163
                                                       =======           =======


     PRIVATE PLACEMENTS

     On January 12, 2000, the company issued 196,000 units at a price of $1.00 per unit for net proceeds of $164,877. Each unit consists of one common share and one share purchase warrant. Of the total consideration, $134,456 ($0.69 per share) was allocated to the common shares, and $61,544 ($0.31 per warrant) was allocated to the warrants. The share issuance costs for this issuance were $36,165, of this amount $31,123 was paid in cash and $5,042 was paid by the issuance of 7,350 common shares. These costs have been netted against the proceeds allocated to the common stock. The warrants expire on April 30, 2002. Each warrant entitles the holder to purchase one common share of the company for $1.00 until April 30, 2001, thereafter at $1.50 until April 30, 2002.

     On March 20, 2000, the company issued 625,000 units at a price of $1.00 per unit for net proceeds of $529,343. Each unit consists of one common share and one share purchase warrant. Of the total consideration, $428,750 ($0.69 per share) was allocated to the common shares, and $196,250 ($0.31 per warrant) was allocated to the warrants. The share issuance costs for this issuance were $95,657, paid in cash, and have been netted against the proceeds allocated to the common stock. The warrants expire on April 30, 2002. Each warrant entitles the holder to purchase one common share of the company for $1.00 until April 30, 2001, thereafter at $1.50 until April 30, 2002.

     Warrants included as part of the equity units described above have been separately recorded within stockholders' equity as a component of other capital accounts. The value allocated to the warrants was estimated using the fair value of the warrants assigned by the Black Scholes valuation model, relative to the fair value of the related common shares issued.


                                     F-1-12

M-I VASCULAR INNOVATIONS, INC.
(a development stage company)
Notes to Consolidated Financial Statements
MAY 31, 2000 AND 1999

(expressed in US dollars)


     SHARES ISSUED FOR SETTLEMENT OF AGREEMENT

     Prior to the acquisition of the stent technology by MIVI (note 1), certain investors had made advances to the vendor of this technology for an investment in the stent technology. The vendor subsequently sold this technology to MIVI. The company agreed to recognize the value added by these investors and agreed to settle any claims for 99,500 common shares of the company issued during the year ended May 31, 2000, with a further 62,000 common shares issued during the year ended May 31, 2001 in final settlement. These shares, with a fair value of $110,789, have been charged to general and administrative expense in the consolidated statement of operations.


     ISSUANCE OF FOUNDERS SHARES FOR SERVICES

     During 1999, the company agreed to issue 420,000 common shares to certain founding shareholders for the performance of certain services and achievement of certain milestones. Although the services were not performed, the company issued the common shares in 2000 and accordingly, recorded compensation expense of $288,120, representing the fair value of the common stock issued.


     WARRANT TRANSACTIONS

     The following table summarizes information about the warrants issued by the company:

                                                                       NUMBER OF
                                                                      UNDERLYING
                                                                          SHARES
                                                                      ----------
     Warrants outstanding - May 31, 1999                                      --
     Warrants issued - May 31, 2000                                      821,000
                                                                         -------
     Warrants outstanding - May 31, 2000                                 821,000
                                                                         =======


     Warrants outstanding at May 31, 2000 are due to expire between April 30, 2001 to April 30, 2002. Of those warrants outstanding, 221,000 have exercise prices of $1.25 until April 30, 2001 and $1.50 between May 1, 2001 to April 30, 2002.

     The remaining 600,000 warrants have an exercise price of US$1.50 until March 20, 2001. If these warrants are exercised, the investors become entitled to a further 600,000 warrants until March 20, 2002 at an exercise price of US$2.00. Thus, an aggregate of 1,200,000 shares may be purchased under this warrant reload option.

     No value has been ascribed to the reload feature described above. A value will be determined when the reload option is granted.


                                     F-1-13

M-I VASCULAR INNOVATIONS, INC.
(a development stage company)
Notes to Consolidated Financial Statements
MAY 31, 2000 AND 1999

(expressed in US dollars)


     SUBSCRIPTIONS RECEIVED

     On April 18 and May 10, 2000, the company received $269,800 as a subscription for 269,800 units of the company. These units were issued as part of the private placement that occurred on August 16, 2000 (note 11(i)). Of the consideration received of $269,800, $185,083 ($0.69 per share) has been allocated to the common shares, and $84,717 ($0.31 per warrant) has been allocated to the warrants. The share issuance costs for this transaction were $20,000 paid in cash, and have been netted against the proceeds.


     STOCK-BASED COMPENSATION

     The company's stock option plan provides for the grant of incentive stock options to employees and officers of the company. The company does not currently have a formal stock option plan. Options are granted for a term not to exceed five years from the date of grant. Stock options granted to employees generally vest over a period of three years.

     The company had the following stock option activity:

                                                                        WEIGHTED
                                                                         AVERAGE
                                                        NUMBER OF       EXERCISE
                                                          OPTIONS          PRICE
                                                                               $
                                                        ---------       --------
     Balance - May 31, 1999                                    --             --
      Options granted                                   1,367,500           0.87
      Options exercised                                        --             --
      Options expired                                          --             --
                                                        ---------           ----
     Balance - May 31, 2000                             1,367,500           0.87
                                                        =========           ====


     The weighted average fair value of options granted in 2000 was $0.07.

     Total compensation expense for stock options booked for the year ended May 31, 2000 was $23,780.

     During the year ended May 31, 2000, the company issued 977,500 options at prices greater than market value and 390,000 options at prices less than market value.


                                     F-1-14

M-I VASCULAR INNOVATIONS, INC.
(a development stage company)
Notes to Consolidated Financial Statements
MAY 31, 2000 AND 1999

(expressed in US dollars)


     The following tables summarize information about stock options outstanding at May 31, 2000. There were no options issued during the period ended May 31, 1999.

                                                                       OPTIONS
                                       OPTIONS OUTSTANDING         EXERCISABLE
     -----------------------------------------------------         -----------
                                                  WEIGHTED
                           NUMBER                  AVERAGE              NUMBER
     EXERCISE         OUTSTANDING                REMAINING         EXERCISABLE
        PRICE          AT MAY 31,         CONTRACTUAL LIFE          AT MAY 31,
            $                2000                  (YEARS)                2000
     --------         -----------         ----------------         -----------
         0.55             380,000                      4.3             150,000
         1.00             987,500                      4.3             800,000
         ----           ---------                      ---             -------
         0.87           1,367,500                      4.3             950,000
         ====           =========                      ===             =======


     Had the stock-based compensation been determined under the method prescribed by SFAS No. 123, the weighted average fair value of the stock options granted in 2000 would be $0.27 and the company's loss for the period under this method would have been as follows:

                                                                               $
                                                                   (As restated)
                                                                   -------------
     Loss for the period                                             (1,602,492)
     Additional compensation expense                                    (17,597)
                                                                     ----------
     Pro forma loss for the period                                   (1,620,089)
                                                                     ----------
     Pro forma basic and fully diluted loss per share                     (0.13)
                                                                     ==========


     The pro forma compensation expense is estimated using the Black Scholes option-pricing model assuming no dividend yield and the following weighted average assumptions for options granted:

                                                                    %
                                                                  ---
     Risk free interest rate                                      6.1
     Expected life (in years)                                     3.0
     Expected volatility                                          0.0


                                     F-1-15

M-I VASCULAR INNOVATIONS, INC.
(a development stage company)
Notes to Consolidated Financial Statements
MAY 31, 2000 AND 1999

(expressed in US dollars)


     RESTATEMENT OF CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEARS ENDED MAY 31, 2000 AND 1999

     The company had previously issued consolidated financial statements for the years ended May 31, 2000 and 1999. These consolidated financial statements were audited with an audit report date of August 3, 2000 (except for note 11(ii), which is as of November 10, 2000). Subsequently, management restated certain transactions contained within the financial statements as described below:


     a) During the years ended May 31, 2000 and 1999, the company recorded expenses related to 83,047 and 306,833 common shares to be issued in connection with the anti-dilution clause. These expenses were calculated using a value of $1.00 per common share. These compensation expenses should have been calculated using the estimated fair value of the common shares at the time which was $0.55 and $0.69, respectively. As a result, the 2000 and 1999 financial statements have been restated to reflect these transactions at the estimated fair value resulting in a decrease in the deficit and other capital accounts of $37,371 and $96,346, respectively.

     b) During the year ended May 31, 2000, the company recorded an expense related to 420,000 common shares issued to founders for services and 99,500 common shares issued in settlement of an agreement. These expenses were calculated using a value of $0.55 and $1.00 per common share, respectively. These expenses should have been calculated using the estimated fair value of the common shares at the time which was $0.69. As a result, the 2000 financial statements have been restated to reflect these transactions at the estimated fair value. As a result of the restatement, the loss for the period and other capital accounts increased by $57,120 in connection with the 420,000 shares and decreased by $31,243 in connection with the 99,500 shares issued.

     c) During the year ended May 31, 2000, the company recorded deferred compensation for options granted using a value of $1.00 per common share. This deferred compensation should have been calculated using the estimated fair value of the common shares at the time which was $0.69. As a result, the 2000 financial statements have been restated to reflect the transaction at the estimated fair value, whereby the loss for the period and other capital accounts decreased by $73,050.

     d) During the year ended May 31, 2000, the company recorded a liability for 62,000 common shares to be issued in 2001 for settlement of an agreement using a value of $1.00 per common share. This liability should have been calculated using the estimated fair value of the common shares at the time which was $0.69. As a result, the 2000 financial statements were restated to reflect the transaction at the estimated fair value, whereby the loss for the period and accounts payable and accrued liabilities decreased by $19,468.

     e) During the year ended May 31, 2000, the company completed two private placements for 828,350 units. Each unit consisted of one common share and one share purchase warrant. However, the company did not allocate the proceeds received between the common shares and warrants using relative fair values. As a result, a reclassification between warrants and additional paid-in capital accounts has been recorded, whereby warrants increased and additional paid-in capital decreased by $116,237, respectively.


                                     F-1-16

M-I VASCULAR INNOVATIONS, INC.
(a development stage company)
Notes to Consolidated Financial Statements
MAY 31, 2000 AND 1999

(expressed in US dollars)


7    INCOME TAXES

     At May 31, 2000, the company had net operating loss carryforwards as follows:

                                                         US FEDERAL     CANADIAN
                                                                  $            $
                                                         ----------     --------
     Net operating loss carryforwards                       404,000      666,000
                                                            =======      =======


     US federal net operating loss carryforwards, if not utilized to offset taxable income in future periods, expire between the years 2019 and 2020. Canadian net operating loss carryforwards, if not utilized to offset taxable income in future periods, expire between the years 2006 and 2007.


Net deferred tax assets are composed of the following:

                                                              2000         1999
                                                                 $            $
                                                          --------     --------
     DEFERRED TAX ASSET
     Tax loss carryforwards                                425,000       51,000
     Property and equipment                                 15,000           --
                                                          --------     --------
     Deferred tax asset                                    440,000       51,000
     Valuation allowance                                  (440,000)     (51,000)
                                                          --------     --------
     Net deferred tax asset                                     --           --
                                                          ========     ========
     RATE RECONCILIATION
     Federal statutory rate                                     30%          30%
                                                          --------     --------
     Income tax recovery based on statutory rate          (481,000)     (40,000)
     Increase in income tax recovery associated with
        higher tax rates in subsidiary                     (99,000)     (11,000)
     Non-deductible expenses                               191,000           --
                                                          --------     --------
     Differences from statutory rate relating to tax
        effect of loss benefit not recorded                389,000       51,000
                                                          ========     ========


                                     F-1-17

M-I VASCULAR INNOVATIONS, INC.
(a development stage company)
Notes to Consolidated Financial Statements
MAY 31, 2000 AND 1999

(expressed in US dollars)


8    COMMITMENTS

     a) In conjunction with the acquisition of the company's initial stent technology (note 1), the company entered into an eight-year Consulting Agreement with the inventor and vendor of the technology. The stent technology was discontinued in May 2000. This agreement may be renegotiated at such time as the company becomes a public company. The present agreed terms provide for a consulting fee of US$11,000 per month for 33 months starting March 1, 1999 and US$8,000 for the remainder of the term (note 11(ii)). In October 2000, the company terminated the Consulting Agreement for failure of performance.

     b) The company incurred rental costs of $52,967 in 2000 (1999 - $19,155) and is committed to the following annual rent on its premises:

                                                                       $
                                                                  ------
          2001                                                    31,967
          2002                                                    31,967


9    RELATED PARTY TRANSACTIONS

     The following services were provided by companies with common directors and officers of the company or by the directors and officers themselves:

     a) The company paid financing commissions of $80,000 (1999 - $40,000) to a company whose officer was a director of the company until February 2000.

     b) The company paid $18,000 (1999 - $7,500) in rent to a company with common officers of the company.

     c) The company paid $143,000 (1999 - $32,000) in consulting fees to a director and major shareholder of the company. At May 31, 2000, $11,000 (1999 - $nil) was prepaid.

     d) The company has paid $65,192 (1999 - $7,169) in legal fees to a firm which employs a director of the company. At May 31, 2000, $12,685 (1999 - $6,662) was due to this company.

     e) The company paid $131,500 (1999 - $19,500) in management and directors fees to companies with common directors and officers of the company.


                                     F-1-18

M-I VASCULAR INNOVATIONS, INC.
(a development stage company)
Notes to Consolidated Financial Statements
MAY 31, 2000 AND 1999

(expressed in US dollars)


10   SEGMENTED INFORMATION

     The company identifies its operating segments based on business activities, management responsibility and geographical location. The company operates within a single operating segment, being the research and development of cardiovascular support products, and operates in one geographic area, being Canada. In addition, all of the company's assets are located in Canada.


11   SUBSEQUENT EVENTS

     I)   PRIVATE PLACEMENT

          On June 30, 2000 and August 16, 2000, the company completed a private placement of 554,800 and 1,628,000 shares respectively, of the company's common stock for $1.00 per share. The shares issued have attached warrants entitling the shareholders to acquire on a one-for-one basis, one common share at $1.25.


     II)  LEGAL PROCEEDING

          The company has commenced legal action against one of the founders (note 1) for breach of the Founders Agreement dated March 16, 1999, breach of Consulting Agreement dated March 1, 1999, and breach of the Share Purchase Agreement dated September 9, 1999 (effective January 19, 1999). The company is seeking to cancel 2,967,000 of this founders shares for various damages including, breach of the Founders Agreement and breach of fiduciary duty. The company is seeking damages for failure of performance and the cost of replacing this founder's services and costs incurred by the company.


                                     F-1-19

M-I VASCULAR INNOVATIONS, INC.
(a development stage company)


Consolidated Financial Statements
(Unaudited)
FEBRUARY 28, 2001 AND 2000
(expressed in US dollars)









                                     F-2-1

M-I VASCULAR INNOVATIONS, INC.
(a development stage company)
Consolidated Balance Sheets
(Unaudited)

(expressed in US dollars)

                                                                  FEBRUARY 28,       MAY 31,
                                                                          2001          2000
                                                                             $             $
                                                                   (Unaudited)     (Audited)
                                                                  ------------    ----------
ASSETS
CURRENT ASSETS
Cash and cash equivalents                                              970,753       587,256
Prepaid expenses and deposits                                           66,843        29,348
Other receivable                                                        54,266            --
                                                                    ----------    ----------
                                                                     1,091,862       616,604
PLANT AND EQUIPMENT (note 5)                                           591,481       139,972
DEFERRED COSTS                                                              --        62,100
                                                                    ----------    ----------
                                                                     1,683,343       818,676
LIABILITIES AND STOCKHOLDERS' EQUITY                                ==========    ==========
CURRENT LIABILITIES
Accounts payable and accrued liabilities (note 5)                      135,263        88,060
Related party loan (note 6)                                            850,000            --
                                                                    ----------    ----------
                                                                       985,263        88,060
                                                                    ----------    ----------
COMMON STOCK
Authorized
   25,000,000 common shares with a par value of $0.001
Issued and outstanding
   15,761,790 (May 31, 2000 - 13,564,990) common shares (note 7)        15,762        13,565
OTHER CAPITAL ACCOUNTS                                               4,471,108     2,499,818
DEFICIT ACCUMULATED DURING THE DEVELOPMENT STAGE                    (3,813,119)   (1,782,036)
                                                                    ----------    ----------
ACCUMULATED OTHER COMPREHENSIVE INCOME                                  24,329          (731)
                                                                    ----------    ----------
                                                                       698,080       730,616
                                                                    ----------    ----------
                                                                     1,683,343       818,676
                                                                    ==========    ==========
GOING CONCERN (note 2)

COMMITMENTS (notes 1 and 8)

SUBSEQUENT EVENTS (notes 1, 6 and 11)


APPROVED BY THE BOARD OF DIRECTORS



            "Alan Lindsay"                           "Wilfred Jeffries"
-------------------------------------      -------------------------------------
               Director                                   Director


The accompanying notes are an integral part of these consolidated financial statements.


                                     F-2-2

M-I VASCULAR INNOVATIONS, INC.
(a development stage company)
Consolidated Statements of Operations
(Unaudited)

(expressed in US dollars)

                                                                             CUMULATIVE FROM
                                                                            JANUARY 20, 1999
                                              NINE-MONTH PERIODS ENDED              (DATE OF
                                                          FEBRUARY 28,     INCORPORATION) TO
                                            --------------------------          FEBRUARY 28,
                                                   2001           2000                  2001
                                                      $              $                     $
                                            (Unaudited)    (Unaudited)           (Unaudited)
                                            -----------    -----------     -----------------
EXPENSES
General and administrative                    1,241,615        412,440             2,347,706
Research and development                        739,584        332,415             1,409,125
Depreciation                                     74,946         20,912               100,222
                                             ----------     ----------            ----------
LOSS FROM OPERATIONS                          2,056,145        765,767             3,857,053

INTEREST INCOME                                 (25,062)       (12,669)              (43,934)
                                             ----------     ----------            ----------
LOSS FOR THE PERIOD                           2,031,083        753,098             3,813,119
                                             ==========     ==========            ==========
BASIC AND FULLY DILUTED LOSS PER SHARE            (0.13)         (0.06)
                                             ==========     ==========
WEIGHTED AVERAGE NUMBER OF COMMON SHARES
   USED TO COMPUTE BASIC AND FULLY DILUTED
   LOSS PER SHARE                            15,790,196     12,347,859
                                             ==========     ==========


The accompanying notes are an integral part of these consolidated financial statements.


                                     F-2-3

M-I VASCULAR INNOVATIONS, INC.
(a development stage company)
Consolidated Statements of Changes in Stockholders' Equity
(Unaudited)

(expressed in US dollars)



                                                                                                ACCUMU-       DEFICIT
                                                                                                  LATED       ACCUMU-
                               COMMON STOCK                           OTHER CAPITAL ACCOUNTS      OTHER         LATED
                       --------------------    ---------------------------------------------    COMPRE-    DURING THE         TOTAL
                                                           ADDITIONAL   DEFERRED      COMMON    HENSIVE      DEVELOP-        STOCK-
                        NUMBER OF       PAR                   PAID-IN    COMPEN-       STOCK     INCOME          MENT      HOLDERS'
                           SHARES     VALUE    WARRANTS       CAPITAL     SATION    ISSUABLE     (LOSS)         STAGE        EQUITY
                                          $           $             $          $           $          $             $             $
                       ----------    ------    --------    ----------   --------    --------    -------   -----------    ----------
BALANCE - MAY 31,
  2000                 13,564,990    13,565     257,794     1,766,881   (30,820)     505,963      (731)   (1,782,036)       730,616
Issuance of common
  stock and warrants
  for cash at $1 per
  unit on June 30,
  2000 - net of
  issuance costs of
  $42,012 of which
  $9,912 was paid
  by common stock
  (note 7)                366,800       367     103,018       217,315        --           --        --            --        320,700
Issuance of common
  stock on June 30,
  2000 at $0.69 per
  share in
  settlement of an
  agreement made on
  March 20, 2000
  (note 7)                 62,000        62          --        42,470        --           --        --            --         42,532
Issuance of common
  stock and warrants
  for cash at $1 per
  unit on August 16,
  2000 - net of
  issuance costs of
    Cash - $156,800     1,498,200     1,498     437,474       902,428        --           --        --            --      1,341,400
    75,000 common
      shares issuable
      (note 7)                 --        --          --            --        --       53,100        --            --         53,100
    200,000 common
      stock option
      grants (note 7)          --        --          --       112,600        --           --        --            --        112,600
Conversion of
  subscription
  receivable to
  units -
  subscription
  received April 18
  and May 10, 2000
  (note 7)                269,800       270      84,717       164,813        --     (249,800)       --            --             --
Subscriptions
  received on
  February 9, 2001
  for the issuance
  of common stock
  and warrants at
  $0.75 per unit
  in a private
  placement - net
  of issuance costs
  of $6,425
  (note 7) - stock
  issued August 24,
  2001 (note 11)               --        --          --            --        --       57,825        --            --         57,825
Shares issuable
  pursuant to
  anti-dilution
  provision at
  $0.71 per share
  (note 7)                     --        --          --            --        --       25,147        --            --         25,147
Amortization of
  stock-based
  compensation                 --        --          --            --    20,183           --        --            --         20,183
Comprehensive income
  (loss)
  Loss for the period          --        --          --            --        --           --        --    (2,031,083)    (2,031,083)
  Other comprehensive
    income - foreign
    currency
    translation
    adjustment                 --        --          --            --        --           --    25,060            --         25,060
                       ----------    ------     -------     ---------   -------      -------    ------    ----------     ----------
Total comprehensive
   income (loss)               --        --          --            --        --           --    25,060    (2,031,083)    (2,006,023)
                       ----------    ------     -------     ---------   -------      -------    ------    ----------     ----------
BALANCE -
FEBRUARY 28, 2001      15,761,790    15,762     883,003     3,206,507   (10,637)     392,235    24,329    (3,813,119)       698,080
                       ==========    ======     =======     =========   =======      =======    ======    ==========     ==========




The accompanying notes are an integral part of these consolidated financial statements.


                                     F-2-4

M-I VASCULAR INNOVATIONS, INC.
(a development stage company)
Consolidated Statements of Cash Flows
(Unaudited)

(expressed in US dollars)

                                                                                          CUMULATIVE FROM
                                                                                         JANUARY 20, 1999
                                                            NINE-MONTH PERIODS ENDED             (DATE OF
                                                                        FEBRUARY 28,       INCORPORATION)
                                                         ---------------------------      TO FEBRUARY 28,
                                                                2001            2000                 2001
                                                                   $               $                    $
                                                         (Unaudited)     (Unaudited)          (Unaudited)
                                                         -----------     -----------     ----------------
CASH FLOWS FROM OPERATING ACTIVITIES
Loss for the period                                      (2,031,083)       (753,098)          (3,813,119)
Adjustments to reconcile loss for the period to net
   cash used in operating activities
      Stock-based compensation                              211,030          46,770              889,882
      Depreciation                                           74,946          20,912              100,222
      Leasehold improvements written down                    13,300              --               13,300
Changes in non-cash working capital items
   Other receivable                                         (55,274)             --              (55,274)
   Prepaid expenses and deposits                            (38,191)         (2,337)             (67,897)
   Accounts payable and accrued liabilities                  91,402           6,164              137,506
                                                         ----------        --------           ----------
                                                         (1,733,870)       (681,589)          (2,795,380)
                                                         ----------        --------           ----------
CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of common stock and warrants for cash,
   less share issuance costs                              1,719,925         164,877            3,603,643
Deferred costs                                               62,100              --                   --
Related party loan                                          850,000              --              850,000
                                                         ----------        --------           ----------
                                                          2,632,025         164,877            4,453,643
                                                         ----------        --------           ----------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of plant and equipment                           (538,006)       (141,998)            (706,868)
                                                         ----------        --------           ----------
FOREIGN EXCHANGE EFFECT ON CASH                              23,348           4,163               19,358
                                                         ----------        --------           ----------
NET INCREASE (DECREASE) IN CASH AND
   CASH EQUIVALENTS                                         383,497        (654,547)             970,753
CASH AND CASH EQUIVALENTS -
   BEGINNING OF PERIOD                                      587,256         792,412                   --
                                                         ----------        --------           ----------
CASH AND CASH EQUIVALENTS - END OF PERIOD                   970,753         137,865              970,753
                                                         ==========        ========           ==========


The accompanying notes are an integral part of these consolidated financial statements.


                                     F-2-5

M-I VASCULAR INNOVATIONS, INC.
(a development stage company)
Notes to Consolidated Financial Statements
FEBRUARY 28, 2001 AND 2000
INFORMATION AS AT FEBRUARY 28, 2001 AND FOR THE NINE-MONTH PERIODS ENDED FEBRUARY 28, 2001 AND 2000 IS UNAUDITED.

(expressed in US dollars)


1    ORGANIZATION

     M-I Vascular Innovations, Inc. (the company or M-I) was incorporated in the State of Delaware on January 20, 1999. The company is in the development stage and is involved in the design, development and manufacture of coronary stents which are used to treat cardiovascular disorder caused by narrowing or blockage of coronary arteries.

     Upon the formation of the company, 10,467,000 common shares were issued to the founders for nominal consideration by resolution on March 16, 1999. The founders shares are subject to the Founders Agreement, dated March 16, 1999, which granted one of the founders an anti-dilution provision at 25%, as this founder was to contribute to technical personnel. The anti-dilution provision existed until the earlier of March 31, 2002, the date the company raised $2,000,000 in cumulative equity financing, or the date upon which the common stock of the company became publicly traded. The Founders Agreement terminates on the earlier of March 16, 2002 or one day prior to either of the filing of a prospectus or listing of the company. On November 10, 2000, the company commenced court proceedings against this same founder, seeking transfer or cancellation of his founders shares claiming breach of fiduciary duty, breach of the consulting agreement and breach of the Founders Agreement for his refusal to contribute founders shares to technical staff. This founder has counterclaimed, seeking damages for breach of contract, an order declaring that certain stent technology currently owned by the company belongs to this founder.

     On September 14, 2001, M-I and DBS Holdings, Inc. (DBS) executed a settlement agreement (Settlement Agreement) with this same founder to settle legal action. Under the Settlement Agreement, M-I and DBS agreed to take all necessary steps to effect the conversion or exchange of all the M-I shares owned by this founder, including those additional shares issuable under the anti-dilution provision (note 7), to DBS shares on a one-for-one basis as soon as practicable. This exchange had not taken place as at November 13, 2001. All parties will suspend the legal action and all other legal proceedings until the earlier of December 22, 2001 and the termination of the escrow agreement. The parties agree that until December 22, 2001, but in any event no later than January 22, 2002, none of the parties will do anything to affect the restrictions on the sale of the M-I shares or the DBS shares to be issued in exchange for the M-I shares, unless done for the benefit of all parties. The founder will request that the complaint lodged with the B.C. Securities Commission regarding the share exchange of the DBS shares for the M-I shares be withdrawn and that no further action will be taken until the earlier of December 22, 2001 and the termination of the escrow agreement.

     Concurrent with the execution of the Settlement Agreement, a shareholder of the company and the former founder entered into an option agreement, whereby the shareholder holds an option to acquire the company's shares owned by the former founder at a price of Cdn$1.00 per share. This option terminates on December 22, 2001, unless by December 10, 2001, the shareholder provides the former founder with notification of an extension to January 22, 2002. Provided the option is fully exercised within this time period and the terms of the Settlement Agreement are met, the legal action will be dismissed. As at November 13, 2001, this option had not been exercised. The shareholder and the former founder have also entered into an escrow agreement, whereby any shares acquired by the shareholder pursuant to the option agreement will be held in escrow until the earlier of the date of the payment which causes the full option to have been exercised or December 22, 2001


                                     F-2-6

M-I VASCULAR INNOVATIONS, INC.
(a development stage company)
Notes to Consolidated Financial Statements
FEBRUARY 28, 2001 AND 2000
INFORMATION AS AT FEBRUARY 28, 2001 AND FOR THE NINE-MONTH PERIODS ENDED FEBRUARY 28, 2001 AND 2000 IS UNAUDITED.

(expressed in US dollars)


     (or as extended as noted above). In addition, a Voting Agreement has been executed whereby voting power over the former founders shares has been transferred to this shareholder.

     The company entered into a transaction by agreement on January 19, 1999 to acquire MIVI Technologies Inc. (MIVI) in consideration of a royalty for the single stent product, and derivatives, transferred with MIVI. The royalty is payable at 4% of all net sales generated by product derived from the acquired technology and limited to $2,000,000 per year on each distinct product. Pursuant to the Settlement Agreement all right, title and interest in the stent, intellectual property and technology transferred with MIVI per the January 19, 1999 agreement has been fully and completely conveyed to M-I. If the option agreement referred to earlier is not fully exercised, the former founder will retain the right to seek payment of royalties contemplated by the January 19, 1999 agreement. Further it was agreed under the terms of the Settlement Agreement that the obligation of this same former founder, if any, not to compete against M-I or its affiliates is terminated, irrespective of whether the option is exercised or of the occurrence or non-occurrence of any other event, and this provision survives any termination of the Settlement Agreement.

     The company determined, after animal testing, that the acquired technology was no longer competitive and such stent technology is no longer being developed by the company. The company has internally developed new laser cut stent technology which constitutes the company's business.


     COLLABORATIVE RESEARCH AGREEMENT

     On May 23, 2001, the company entered into a Collaborative Research Agreement with the University of British Columbia to develop stent technology related to hydroxyapatite ceramics and coatings. This agreement had a term of four months to September 30, 2001 and the company committed to provide funding for Cdn$20,459 which was accrued in the consolidated financial statements in May 2001. It was agreed that all rights and title to the technology would belong to the University of British Columbia with the company having an option to obtain a royalty bearing license as detailed in the agreement. The company is currently in negotiation to extend the Collaborative Research Agreement and increase its funding to the University of British Columbia. As at November 13, 2001, an extension to the agreement was still being discussed and had not been finalized.


     RECAPITALIZATION

     On April 25, 2001, M-I executed a Share Exchange and Finance Agreement (Agreement) with DBS, which is a development stage company incorporated in Nevada. The main business of DBS prior to April 25, 2001 was its InvestorService.com website. This business ceased operations as of April 25, 2001, and at the time of the Agreement, DBS was a non-operating company.

     In connection with the Agreement, DBS acquired 9,010,000 issued and outstanding common shares of M-I. As consideration for the M-I common shares, DBS issued 9,010,000 common shares. This transaction closed on May 15, 2001, and as a result, the former shareholders of M-I obtained a majority interest in DBS.

     As DBS was a non-operating public company, the share exchange will be accounted for as a recapitalization of M-I and an issuance of shares by M-I to the shareholders of DBS. On May 15, 2001, DBS had total assets of


                                     F-2-7

M-I VASCULAR INNOVATIONS, INC.
(a development stage company)
Notes to Consolidated Financial Statements
FEBRUARY 28, 2001 AND 2000
INFORMATION AS AT FEBRUARY 28, 2001 AND FOR THE NINE-MONTH PERIODS ENDED FEBRUARY 28, 2001 AND 2000 IS UNAUDITED.

(expressed in US dollars)


     $13,824 and total liabilities of $46,544. As the total liabilities exceeded total assets by $32,720, the excess of liabilities over assets over the par value of the stock related to DBS shareholders will be charged to deficit as if a distribution was made to the DBS shareholders. Pro forma information will not be presented since the share exchange was not a business combination. As 43% of the M-I shareholders did not tender their shares in the combination, those interests represent a minority interest in the legal subsidiary. Accordingly, 6,751,790 common shares related to the minority interest will be removed from the number of shares outstanding as at May 15, 2001 along with the par value of such shares, a pro rata amount from additional paid-in capital and, as the company will have a shareholders' deficiency, an amount from deficit to the extent of the amount removed from common stock and additional paid-in capital. In addition, shares issuable to certain subscribers will be reflected as a minority interest. DBS plans to make an offer for these additional shares of M-I. Any such offer will be accounted for as a step purchase.

     Pursuant to the terms of the Agreement, warrants held by shareholders who agreed to exchange their common shares for DBS common shares will be deemed to be exchanged for warrants in DBS. The value of warrants held by shareholders who did not agree to exchange their shares will be allocated to minority interest. In addition, the value of compensatory stock options issued by the company to employees and other non-shareholders and the value relating to common stock issuable in M-I will also be allocated to minority interest.


2    GOING CONCERN

     Since inception, the company has suffered recurring losses, totalling $3,813,119 as of February 28, 2001. The company has funded its operations through the issuance of common stock, and through related party loans, in order to meet its strategic objectives. The company anticipates that losses will continue until such time, if ever, as the company is able to generate sufficient revenues to support its operations. The company's ability to generate revenue primarily depends on its success in completing development and obtaining regulatory approvals for the commercialization of its stent technology. There can be no assurance that any such events will occur, that the company will attain revenues from commercialization of its products, or that the company will ever achieve profitable operations. Management is currently evaluating additional financing opportunities, but has no formal plan in place to raise the required capital. There can be no assurance that the company will be able to obtain sufficient funds on terms acceptable to the company to continue the development of, and if successful, to commence the manufacture and sale of its products under development, if and when approved by the applicable regulatory agencies. As a result of the foregoing, there exists substantial doubt about the company's ability to continue as a going concern. These consolidated financial statements do not include any adjustments relating to the recoverability of the carrying amounts of recorded assets or the amount of liabilities that might result from the outcome of this uncertainty.


                                     F-2-8

M-I VASCULAR INNOVATIONS, INC.
(a development stage company)
Notes to Consolidated Financial Statements
FEBRUARY 28, 2001 AND 2000
INFORMATION AS AT FEBRUARY 28, 2001 AND FOR THE NINE-MONTH PERIODS ENDED FEBRUARY 28, 2001 AND 2000 IS UNAUDITED.

(expressed in US dollars)


3    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     PRINCIPLES OF CONSOLIDATION

     The accompanying consolidated financial statements include the accounts of the company and its wholly owned subsidiary, MIVI Technologies Inc. All significant intercompany transactions and balances have been eliminated.


     BASIS OF PRESENTATION

     These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information. Certain information and disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. In the opinion of the company's management, the unaudited consolidated financial statements contain all adjustments necessary, consisting of normal recurring adjustments, for a fair presentation of the financial position as at February 28, 2001 and the results of operations for the nine-month periods ended February 28, 2001 and 2000. For further information, refer to the company's consolidated financial statements and notes thereto included in the company's Form 8-K for the year ended May 31, 2000 and Form 10-KSB for the year ended May 31, 2001.


     DEVELOPMENT STAGE

     The company's activities have primarily consisted of establishing facilities, recruiting personnel, conducting research and development, developing business and financial plans and raising capital. Accordingly, the company is considered to be in the development stage.


4    SUPPLEMENTAL CASH FLOW INFORMATION

                                                                                     NINE-MONTH PERIOD ENDED
                                                                                                FEBRUARY 28,
                                                                                   -------------------------
                                                                                          2001           2000
                                                                                             $              $
                                                                                   (Unaudited)    (Unaudited)
                                                                                   -----------    -----------
     Cash paid for income taxes                                                             --             --
     Cash paid for interest                                                                 --             --

     SUPPLEMENTAL NON-CASH INVESTING AND FINANCING ACTIVITIES
     Issuance of common stock for:
        Accounts payable in settlement of agreement (note 7)                            42,532             --
        Finder's fees (note 7)                                                          63,012          5,042
     Issuance of stock options for finder's fee (note 7)                               112,600             --
     Common stock issuable pursuant to anti-dilution provision (note 7)                 25,147         46,770


                                     F-2-9

M-I VASCULAR INNOVATIONS, INC.
(a development stage company)
Notes to Consolidated Financial Statements
FEBRUARY 28, 2001 AND 2000
INFORMATION AS AT FEBRUARY 28, 2001 AND FOR THE NINE-MONTH PERIODS ENDED FEBRUARY 28, 2001 AND 2000 IS UNAUDITED.

(expressed in US dollars)


5    BALANCE SHEET COMPONENTS

     PLANT AND EQUIPMENT

     Plant and equipment consist of the following:

                                                      FEBRUARY 28, 2001 (Unaudited)
                                           ----------------------------------------
                                                        ACCUMULATED
                                              COST     DEPRECIATION             NET
                                                 $                $               $
                                           -------     ------------     -----------
     Furniture and fixtures                 35,353            2,896          32,457
     Computer equipment                     96,528           32,161          64,367
     Laboratory equipment                  516,812           54,039         462,773
     Leasehold improvements                 42,913           11,029          31,884
                                           -------          -------         -------
                                           691,606          100,125         591,481
                                           =======          =======         =======

                                                             MAY 31, 2000 (Audited)
                                           ----------------------------------------
                                                        ACCUMULATED
                                              COST     DEPRECIATION             NET
                                                 $                $               $
                                           -------     ------------     -----------
     Furniture and fixtures                  8,839              884           7,955
     Computer equipment                     67,320           11,219          56,101
     Laboratory equipment                   71,095            7,110          63,985
     Leasehold improvements                 17,897            5,966          11,931
                                           -------          -------         -------
                                           165,151           25,179         139,972
                                           =======          =======         =======


ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

                                                      FEBRUARY 28,       MAY 31,
                                                              2001          2000
                                                                 $             $
                                                       (Unaudited)     (Audited)
                                                      ------------     ---------
     Trade accounts payable                                111,985        37,398
     Accrued salaries and wages                              8,026         8,130
     Common stock payable (note 7)                              --        42,532
     Deferred leasehold inducement                          15,252            --
                                                           -------       -------
                                                           135,263        88,060
                                                           =======       =======


                                     F-2-10

M-I VASCULAR INNOVATIONS, INC.
(a development stage company)
Notes to Consolidated Financial Statements
FEBRUARY 28, 2001 AND 2000
INFORMATION AS AT FEBRUARY 28, 2001 AND FOR THE NINE-MONTH PERIODS ENDED FEBRUARY 28, 2001 AND 2000 IS UNAUDITED.

(expressed in US dollars)


6    RELATED PARTY LOAN

     The company received an unsecured loan for $850,000 during February 2001 from a company which was controlled by the president and chief executive officer of the company. This loan was non-interest bearing with no stated terms of repayment. On July 17, 2001, this loan was converted into 1,133,333 equity units at a price of $0.75 per unit. As there was no formal agreement in place, the company accounted for the loan as though it was convertible into equity at the option of the lender at the date it was received by the company.

     On the date the terms of conversion were contemplated by the company, May 15, 2001, the fair market value of equity units was $1.50 per unit. Accordingly, a beneficial conversion feature existed at this date, being the difference in the number of units the loan was convertible into at the fair market value at that date at $1.50 per unit (566,667 units) and the number of units the loan was actually convertible into at $0.75 per unit (1,133,333 units). Interest expense of $850,000, being the number of excess units the loan was convertible into (566,667 units) at their fair market value of $1.50 per unit, was recorded by the company on May 15, 2001, the date the conversion feature was determined.

     On July 17, 2001, the related party loan was converted into 1,133,333 equity units. Each unit consists of one common share and one share purchase warrant. Each warrant is exercisable into one common share at a price of $1.50 per share until June 14, 2003 (note 11(b)).


7    COMMON STOCK

     Authorized capital stock consists of 25,000,000 common shares at a par value of $0.001 per share.

     One of the founding shareholders had anti-dilution protection preventing his ownership interest from falling below 25%. This anti-dilution provision was effective until the earlier of March 31, 2002, the date the company raised $2,000,000 in cumulative equity financing, or the date upon which the common stock of the company became publicly traded. This provision expired during the three-month period ended August 31, 2001, as the company achieved the equity financing threshold.

     The anti-dilution protection was provided to the founding shareholder to compensate him for services rendered to the company. Accordingly, the company has recorded the fair value of the common stock as an expense and as common stock issuable. Upon issuance of the shares, the par value of the shares issued will be re-allocated from additional paid-in capital to common stock.


                                     F-2-11

M-I VASCULAR INNOVATIONS, INC.
(a development stage company)
Notes to Consolidated Financial Statements
FEBRUARY 28, 2001 AND 2000
INFORMATION AS AT FEBRUARY 28, 2001 AND FOR THE NINE-MONTH PERIODS ENDED FEBRUARY 28, 2001 AND 2000 IS UNAUDITED.

(expressed in US dollars)


     The following share amounts had been recorded as expenses and as common stock issuable in other capital accounts:

                                                    ADDITIONAL
                                                        SHARES              FAIR
                                                      ISSUABLE             VALUE
                                                                               $
                                                    ----------           -------
     Year ended May 31, 1999                            83,047            45,676
                May 31, 2000                           306,833           210,487
                February 28, 2001                       35,519            25,147
                                                       -------           -------
                                                       425,399           281,310
                                                       =======           =======


     PRIVATE PLACEMENTS

     On January 12, 2000, the company issued 196,000 units at a price of $1.00 per unit for net proceeds of $164,877. Each unit consists of one common share and one share purchase warrant. Of the total consideration, $134,456 ($0.69 per share) was allocated to the common shares, and $61,544 ($0.31 per warrant) was allocated to the warrants. The share issuance costs for this issuance were $36,165. Of this amount $31,123 was paid in cash and $5,042 was paid by the issuance of 7,350 common shares. These costs have been netted against the proceeds allocated to the common stock. The warrants expire on April 30, 2002. Each warrant entitles the holder to purchase one common share of the company for $1.00 until April 30, 2001, thereafter at $1.50 until April 30, 2002.


     On March 20, 2000, the company issued 625,000 units at a price of $1.00 per unit for net proceeds of $529,343. Each unit consists of one common share and one share purchase warrant. Of the total consideration, $428,750 ($0.69 per share) was allocated to the common shares, and $196,250 ($0.31 per warrant) was allocated to the warrants. The share issuance costs for this issuance were $95,657, paid in cash, and have been netted against the proceeds allocated to the common stock. The warrants expire on April 30, 2002. Each warrant entitles the holder to purchase one common share of the company for $1.00 until April 30, 2001, thereafter at $1.50 until April 30, 2002.


     On June 30, 2000, the company issued 352,800 units at a price of $1.00 per unit for net proceeds of $320,700. Each unit consists of one common share and one share purchase warrant. Of the total consideration, $249,782 ($0.71 per share) was allocated to the common shares, and $103,018 ($0.29 per warrant) was allocated to the warrants. The share issuance costs for this issuance were $42,012. Of this amount, $32,100 was paid in cash and $9,912 was paid by the issuance of 14,000 common shares. These costs have been netted against the proceeds allocated to the common stock. The warrants expire on April 30, 2002. Each warrant entitles the holder to purchase one common share of the company for $1.25 until April 30, 2001, thereafter at $1.50 until April 30, 2002.


                                     F-2-12

M-I VASCULAR INNOVATIONS, INC.
(a development stage company)
Notes to Consolidated Financial Statements
FEBRUARY 28, 2001 AND 2000
INFORMATION AS AT FEBRUARY 28, 2001 AND FOR THE NINE-MONTH PERIODS ENDED FEBRUARY 28, 2001 AND 2000 IS UNAUDITED.

(expressed in US dollars)


     On August 16, 2000, the company issued 1,768,000 units at a price of $1.00 per unit for net proceeds of $1,341,400. Each unit consists of one common share and one share purchase warrant. Of these units, 269,800 were issued pursuant to subscriptions received March 20, 2000. Accordingly, the common shares and warrants have been recorded based on their relative fair values on that date. The proceeds received for this subscription were $269,800. Of this amount, $185,083 ($0.69 per share) has been allocated to the common shares, and $84,717 ($0.31 per warrant) has been allocated to the warrants. The share issuance costs for this transaction were $20,000, paid in cash, and have been netted against the proceeds allocated to the common stock. The remaining 1,498,200 units have been recorded based on their relative fair values on the date of the issuance. The proceeds received for this private placement were $1,498,200. Of this amount, $1,060,726 ($0.71 per share) was allocated to the common shares, and $437,474 ($0.29 per warrant) was allocated to the warrants. The share issuance costs for this issuance were $322,500. Of this amount $156,800 was paid in cash, $53,100 by the future issuance of 75,000 common shares, and $112,600 by the issuance of 200,000 common stock options. The cash share issuance costs have been netted against the proceeds allocated to the common stock. The costs related to the common shares and the options have been recorded as compensation expense in the consolidated statement of operations, as they were granted to a director of the company (note 9(a)). The warrants expire on April 30, 2002. Each warrant entitles the holder to purchase one share of common stock of the company for $1.25 until April 30, 2001, thereafter at $1.50 until April 30, 2002.


     Warrants included as part of the equity units described above have been separately recorded within stockholders' equity as a component of other capital accounts. The value allocated to the warrants was estimated using the fair value of the warrants assigned by the Black Scholes valuation model, relative to the fair value of the related common shares issued.


     SHARES ISSUED FOR SETTLEMENT OF AGREEMENT

     Prior to the acquisition of the stent technology by MIVI (note 1), certain investors had made advances to the vendor of this technology for an investment in the stent technology. The vendor subsequently sold this technology to MIVI. The company agreed to recognize the value added by these investors and agreed to settle any claims for 99,500 common shares of the company issued during the year ended May 31, 2000, with a further 62,000 common shares issued during the year ended May 31, 2001 in final settlement. The fair value of these common shares were $68,257 and $42,532, respectively.


     ISSUANCE OF FOUNDERS SHARES FOR SERVICES

     During 1999, the company agreed to issue 420,000 common shares to certain founding shareholders for the performance of certain services and achievement of certain milestones. Although the services were not performed, the company issued the shares of common stock in 2000 and accordingly, recorded compensation expense of $288,120, representing the fair value of the common stock issued.


                                     F-2-13

M-I VASCULAR INNOVATIONS, INC.
(a development stage company)
Notes to Consolidated Financial Statements
FEBRUARY 28, 2001 AND 2000
INFORMATION AS AT FEBRUARY 28, 2001 AND FOR THE NINE-MONTH PERIODS ENDED FEBRUARY 28, 2001 AND 2000 IS UNAUDITED.

(expressed in US dollars)


     SUBSCRIPTIONS RECEIVED

     On February 9, 2001, the company received $64,250 as a subscription for 85,667 units of M-I. The units consist of one common share and one share purchase warrant. Of the total consideration, $48,830 ($0.57 per share) was allocated to common shares, and $15,420 ($0.18 per warrant) was allocated to the warrants. Share issuance costs of $6,425, paid in cash, have been allocated against the proceeds of the subscription.

     On April 18 and May 10, 2000, the company received $269,800 as a subscription for 269,800 units of the company. These units were issued as part of the private placement that occurred on August 16, 2000. Of the consideration received of $269,800, $185,083 ($0.69 per share) has been allocated to the common shares, and $84,717 ($0.31 per warrant) has been allocated to the warrants. The share issuance costs for this transaction were $20,000 paid in cash, and have been netted against the proceeds allocated to the common stock.


     WARRANTS

     The following table summarizes information about the warrants issued by the company:

                                                                      NUMBER OF
                                                                     UNDERLYING
                                                                         SHARES
                                                                     ----------
          BALANCE - MAY 31, 2000                                        821,000
          Issued - private placements                                 2,120,800
                                                                      ---------
          BALANCE - FEBRUARY 28, 2001                                 2,941,800
                                                                      =========


     Of the warrants outstanding at February 28, 2001, 2,341,800 had an exercise price of $1.50 and expired on April 30, 2002. The remaining 600,000 warrants had an exercise price of $1.50 until March 20, 2001 with a reload option at $2.00 until March 20, 2002. During the year, the board of directors approved an extension to the first expiry date from March 20, 2001 to September 20, 2001, thereby extending the reload option to September 20, 2002.


     The reload option allows a further 600,000 warrants to be issued if, and only if, the initial 600,000 warrants are exercised. No value was ascribed to the reload feature described above. During August 2001, the company cancelled the reload option and changed the term on all the outstanding warrants to have an exercise price of $1.25 until April 30, 2002 and, thereafter of $1.50 until the expiry date of April 30, 2003 (note 11(j)).


     STOCK OPTIONS

     The company's stock option plan provides for the grant of incentive stock options to employees and officers of the company. The company does not currently have a formal stock option plan. Options are granted for a term not to exceed five years from the date of grant. Stock options granted to employees generally vest over a period of three years.


                                     F-2-14

M-I VASCULAR INNOVATIONS, INC.
(a development stage company)
Notes to Consolidated Financial Statements
FEBRUARY 28, 2001 AND 2000
INFORMATION AS AT FEBRUARY 28, 2001 AND FOR THE NINE-MONTH PERIODS ENDED FEBRUARY 28, 2001 AND 2000 IS UNAUDITED.

(expressed in US dollars)


     The company had the following stock option activity:

                                                                        WEIGHTED
                                                                         AVERAGE
                                                                        EXERCISE
                                                         NUMBER OF         PRICE
                                                           OPTIONS             $
                                                         ---------      --------
     BALANCE OUTSTANDING - MAY 31, 2000                  1,367,500          0.87
     Options granted                                       320,000          0.72
                                                         ---------          ----
     BALANCE OUTSTANDING - FEBRUARY 28, 2001             1,687,500          0.84
                                                         =========          ====


     Included in the above options were options issued for share issuance costs (note 7). These options vested immediately and were recorded at their fair value, as calculated by the Black Scholes option pricing model, of $112,600. These options have been recorded as general and administrative expense in the consolidated statement of operations.

     Subsequent to February 28, 2001, the company granted 490,000 additional stock options in M-I. On August 24, 2001, the company cancelled 592,500 stock options in M-I and pursuant to the terms of the Agreement (note 1) the remaining 1,585,000 options became options exercisable in DBS. (note 11(i)).

     An additional 1,175,000 stock options were also granted on August 30, 2001 (note 11(i)).


8    COMMITMENTS

     The company incurred rental costs of $44,741 for the nine months ended February 28, 2001 (2000 - $41,651) and is committed to the following annual rent on its premises:

                                                                     $
                                                                -------
          2002                                                   97,681
          2003                                                   98,378
          2004                                                   99,354
          2005                                                  100,051
          2006                                                   41,688
                                                                -------
                                                                437,152
                                                                =======


                                     F-2-15

M-I VASCULAR INNOVATIONS, INC.
(a development stage company)
Notes to Consolidated Financial Statements
FEBRUARY 28, 2001 AND 2000
INFORMATION AS AT FEBRUARY 28, 2001 AND FOR THE NINE-MONTH PERIODS ENDED FEBRUARY 28, 2001 AND 2000 IS UNAUDITED.

(expressed in US dollars)


9    RELATED PARTY TRANSACTIONS

     The following services were provided by related parties. These transactions, recorded at fair market values, were as follows:

     a) The company paid financing commissions of $150,000 (2000 - $nil) to a company whose officer was a director of the company. The company also issued 200,000 stock options and had 75,000 common shares issuable to this same director in respect of the August 16, 2000 private placement. The 200,000 options were expensed at their fair value, as determined by the Black Scholes option pricing model, in the amount of $112,600. The 75,000 shares were expensed at their fair value on the date of issuance of $53,100.

     b) The company paid $9,570 (2000 - $13,500) in rent to a company with common officers of the company. At February 28, 2001, $1,370 (May 31, 2000 - $nil) was due to this company.

     c) The company paid $96,863 (2000 - $41,008) in legal fees to a firm which employs a director of the company. At February 28, 2001, $54,706 (May 31, 2000 - $nil) was due to this company.

     d) The company paid $170,975 (2000 - $82,908) in management and directors fees to companies with common directors and officers of the company.

     e) The company paid $33,000 (2000 - $99,000) in consulting fees to a company whose officer was a director until January 30, 2001 and continued as a major shareholder of the company.


10   SEGMENTED INFORMATION

     The company identifies its operating segments based on business activities, management responsibility and geographical location. The company operates within a single operating segment, being the research and development of alternative stent technologies, and operates in one geographic area, being Canada. In addition, all of the company's assets are located in Canada.


                                     F-2-16

M-I VASCULAR INNOVATIONS, INC.
(a development stage company)
Notes to Consolidated Financial Statements
FEBRUARY 28, 2001 AND 2000
INFORMATION AS AT FEBRUARY 28, 2001 AND FOR THE NINE-MONTH PERIODS ENDED FEBRUARY 28, 2001 AND 2000 IS UNAUDITED.

(expressed in US dollars)


11   SUBSEQUENT EVENTS

     a) On September 14, 2001, the company executed a Settlement Agreement with a former founder to settle legal action (note 1).

     b) On July 17, 2001, an unsecured related party loan of $850,000 received during fiscal 2001 was converted to 1,133,333 equity units, with each unit consisting of one common share and one warrant at a price of $0.75 per unit (note 6). Each warrant is exercisable into one common share at a price of $1.50 until June 14, 2003. In addition, the company issued 113,334 common stock units for finder's fees with respect to this related party loan. These common stock units were recorded at their fair value of $236,868.

     c) On July 17, 2001, the company issued 713,333 equity units at a price of $1.50 per unit, with each unit consisting of one common share and one warrant exercisable at a price of $4.00 and expiring on November 30, 2001, for proceeds of $1,070,000. These proceeds were treated as subscriptions received at May 31, 2001.

     d) On August 24, 2001, the company issued 35,000 equity units at a price of $1.50 per unit, with each unit consisting of one common share and one warrant exercisable at a price of $4.00 with 25,000 warrants expiring on December 27, 2001 and 10,000 warrants expiring on January 2, 2002, for proceeds of $52,500.

     e) On June 12, 2001, the company entered into a financial consulting services agreement with several consultants whereby these consultants were issued 75,000 common shares to render advice on matters such as strategic alliances, business development and general business consulting. These shares were issued upon execution of the agreement, and will be recorded at their fair value on that date of $2.20 per share for a total of $165,000.

     f) On August 24, 2001, the company completed the redemption of 5,500,000 common shares at $0.04 per share in accordance with the Share Exchange and Finance Agreement. These shares are being held in Treasury by the company.

     g) On July 17, and August 24, 2001, the company completed the share exchange for 9,010,000 common shares in connection with the share exchange and finance agreement.

     h) On August 14, 2001, the company issued the 586,066 shares of stock issuable in M-I pursuant to the anti-dilution provision, the stock issuance costs, and the subscription received on February 9, 2001 (note 7).


                                     F-2-17

M-I VASCULAR INNOVATIONS, INC.
(a development stage company)
Notes to Consolidated Financial Statements
FEBRUARY 28, 2001 AND 2000
INFORMATION AS AT FEBRUARY 28, 2001 AND FOR THE NINE-MONTH PERIODS ENDED FEBRUARY 28, 2001 AND 2000 IS UNAUDITED.

(expressed in US dollars)


     i) On August 14, 2001, the company issued 490,000 stock options, exercisable in shares of M-I, to employees and directors at a price of $1.00, and vesting immediately. This brought the total amount of options exercisable for stock of M-I to 2,177,500 stock options. All of the outstanding M-I options were cancelled on August 30, 2001. Of this amount, 1,585,000 related to employees of the company and were reissued as options for shares of DBS, with accelerated vesting periods attached. An additional 1,175,000 options of DBS were also issued on this date. All options issued had an exercise price of $1.00, with the exception of 60,000 options relating to original M-I options, which had an exercise price of $0.55.

          The intrinsic value of the options issued on August 14, 2001, of $245,000, has been recorded as compensation expense and minority interest as at that date.

          On August 30, 2001, the date of the cancellation of M-I options and issuance of DBS options, the options issued were accounted for as new issuances as required by Financial Accounting Standards Board Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation". On that date, deferred compensation and additional paid-in capital of the intrinsic value of the options was recorded in the amount of $2,325,000. Of this amount, $2,031,000 related to options that vested immediately, and therefore, this amount was recorded as compensation expense in the statement of operations in that period. The remaining $294,000 will be recognized over the vesting period of the related options, generally one year.

          During October 2001, the company issued a further 425,000 stock options to consultants and employees at prices ranging from $0.55 to $1.50 with expiry dates ranging between three and six years.


     j) On August 14, 2001, the company changed the terms on all its outstanding common share warrants such that the exercise price will be $1.25 until April 30, 2002, and thereafter at $1.50 until the expiry date of April 30, 2003. The fair value of the warrants changed on this date, as determined by the Black Scholes option pricing model to $1,448,960. As this change in status relates to potential shareholders, it will be treated as a distribution. Because the company had a deficit at that date, the amount will be charged to additional paid-in capital. This amount will be included in the company's loss per share in that period.


                                     F-2-18

DBS HOLDINGS, INC.
(formerly M-I Vascular Innovations, Inc.)
(a development stage company)


Pro forma Consolidated Balance Sheet
(Unaudited)
FEBRUARY 28, 2001
(expressed in US dollars)









                                     F-3-1

DBS HOLDINGS, INC.
(formerly M-I Vascular Innovations, Inc.)
(a development stage company)
Pro forma Consolidated Balance Sheet
(Unaudited)
AS AT FEBRUARY 28, 2001

(expressed in US dollars)

                                            FEBRUARY 28, 2001
                               ------------------------------
                               M-I VASCULAR
                                INNOVATIONS     DBS HOLDINGS,     PRO FORMA                 CONSOLIDATED
                                       INC.              INC.     ADJUSTMENTS                  PRO FORMA
                                         $                  $               $     NOTES                $
                               -----------      -------------     -----------     -----     ------------
ASSETS
CURRENT ASSETS
Cash and cash equivalents          970,753              8,920       (220,000)      2(c)
                                                                      16,600       2(b)          776,273
Other current assets               121,109                 --             --                     121,109
Plant and equipment                591,481                 --             --                     591,481
Intangible - at cost                    --              2,525             --                       2,525
                                ----------           --------     ----------                  ----------
                                 1,683,343             11,445       (203,400)                  1,491,388
                                ==========           ========     ==========                  ==========
LIABILITIES AND
   SHAREHOLDER'S EQUITY
ACCOUNTS PAYABLE AND
   ACCRUED LIABILITIES             135,263             19,541             --                     154,804
RELATED PARTY LOAN                 850,000                 --             --                     850,000
                                ----------           --------     ----------                  ----------
                                   985,263             19,541             --                   1,004,804
                                ==========           ========     ==========                  ==========
MINORITY INTEREST                       --                 --        560,611       2(a)          560,611
COMMON STOCK                        15,762             10,920         (6,752)      2(a)
                                                                      (5,500)      2(c)
                                                                         166       2(b)           14,596
SUBSCRIPTIONS RECEIVED             392,235                 --       (392,235)      2(a)               --
WARRANTS                           883,003                 --       (113,776)      2(a)          769,227
OTHER CAPITAL ACCOUNTS           3,195,870            133,670     (1,375,284)      2(a)
                                                                    (150,104)      2(c)
                                                                     (54,600)      2(a)
                                                                      16,434       2(b)
                                                                     850,000       2(d)        2,615,986
DEFICIT ACCUMULATED DURING
   THE DEVELOPMENT STAGE        (3,813,119)          (152,686)     1,382,036       2(a)
                                                                     (64,396)      2(c)
                                                                    (850,000)      2(d)       (3,498,165)
ACCUMULATED OTHER
   COMPREHENSIVE INCOME             24,329                 --             --                      24,329
                                ----------           --------     ----------                  ----------
                                   698,080             (8,096)      (764,011)                    (74,027)
                                ----------           --------     ----------                  ----------
                                 1,683,343             11,445       (203,400)                  1,491,388
                                ==========           ========     ==========                  ==========


                                     F-3-2

DBS HOLDINGS, INC.
(formerly M-I Vascular Innovations, Inc.)
(a development stage company)
Notes to Pro forma Consolidated Balance Sheet
(Unaudited)
FEBRUARY 28, 2001

(expressed in US dollars)


1    UNAUDITED PRO FORMA BALANCE SHEET

     The following unaudited pro forma balance sheet has been prepared to reflect the transactions described below as if the transactions had occurred on February 28, 2001:

     o The redemption of 5,500,000 common shares of DBS Holdings, Inc. (DBS) for cash of $0.04 per common share in conjunction with a redemption agreement with certain shareholders of DBS.

     o The exchange of 9,010,000 common shares of M-I Vascular Innovations, Inc. for 9,010,000 common shares of DBS, a non-operating public company, in conjunction with the share exchange and finance agreement dated April 25, 2001. This exchange has been accounted for as a recapitalization of M-I as the shareholders of M-I that exchanged their shares obtained control of DBS. As part of the exchange, 2,560,000 warrants of M-I were exchanged for 2,560,000 warrants of DBS. M-I security holders holding 6,571,790 common shares, 381,800 warrants and 1,387,500 options did not exchange those securities for DBS securities, accordingly a minority interest continues in the subsidiary.

     o The conversion of the related party loan issued by M-I for 1,133,333 equity units of DBS.

     o The exercise of 166,000 DBS warrants for 166,000 DBS common shares at an exercise price of $0.10 per warrant.

     The unaudited pro forma balance sheet is based on the historical balance sheet of DBS as of February 28, 2001 included in the 10KSB filed on June 13, 2001 and the historical unaudited balance sheet of M-I as of February 28, 2001 prepared by management.

     The unaudited pro forma balance sheet should be read in conjunction with the historical financial statements and notes thereto of DBS Holdings, Inc. and of M-I Vascular Innovations, Inc. included in other filings of DBS.


                                     F-3-3

DBS HOLDINGS, INC.
(formerly M-I Vascular Innovations, Inc.)
(a development stage company)
Notes to Pro forma Consolidated Balance Sheet
(Unaudited)
FEBRUARY 28, 2001

(expressed in US dollars)


2    PRO FORMA BALANCE SHEET

     The pro forma balance sheet has been prepared to reflect the reverse acquisition of DBS by M-I. Pro forma adjustments are made to reflect:

     a) 43% of M-I shareholders did not tender their shares in the exchange transaction. Accordingly, 6,751,790 common shares related to the minority interest were removed from the number of shares outstanding, along with the par value of such shares, a pro rata amount from additional paid-in capital, and an amount from deficit to the extent of the amount removed from common stock and additional paid-in capital.

          In addition, a minority interest corresponding to warrants and options not exchanged was recorded. To that effect, the value of the warrants and options was calculated based on their historical value.

     b) As at the date of the transaction, 166,000 warrants were exercised for 166,000 common stock of DBS at a price of $0.10 per warrant.

     c)   Redemption of 5,500,000 common shares at a price of $0.04 per share.

     d) The loan to related party was converted into 1,133,333 equity units at a price of $0.75 per unit. On the date the terms of conversion were contemplated by the company, the fair market value of equity units was $1.50 per unit. Accordingly, a beneficial conversion feature existed at this date, being the difference in the number of units the loan was convertible into at the fair market value at that date at $1.50 per unit (566,667 units) and the number of units the loan was actually convertible into at $0.75 per unit (1,133,333 units). Interest expense of $850,000, being the number of excess units the loan was convertible into (566,667 units) at their fair market value of $1.50 per unit, was recorded by the company on the date the conversion feature was determined.


3    PRO FORMA STATEMENT OF OPERATIONS

     As DBS was a non-operating company, the pro forma results of operations of the combined company would not be significantly different than those of M-I, accordingly, a complete pro forma statement of operations has not been presented. The pro forma net loss and basic and diluted loss per share for the year ended May 31, 2000 and for the nine months ended February 28, 2001, after giving effect to the adjustment for interest expense of $850,000 related to the conversion feature described in note 2(d), would be $1,627,455 and $1,644,327 and $0.13 and $0.11, respectively.


                                     F-3-4